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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2002
                                                         -----------------




                                 NaviSite, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-27597              52-2137343
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(State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)



400 Minuteman Road, Andover, Massachusetts                          01810
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:  (978) 682-8300
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     On January 13, 2003, NaviSite, Inc. (the "Registrant") filed a report on
Form 8-K with respect to the acquisition of ClearBlue Technologies Management, Inc. At that time it was impracticable to provide the financial statements and pro forma information required to be filed therewith relative to the acquired assets, and the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information as soon as practicable, but no later than 60 days from the date of that filing. By this amendment to such Form 8-K, the Registrant is amending and restating Item 7 thereof to include the required financial statements and pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of the Business Acquired:
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     Financial statements for ClearBlue Technologies Management, Inc. as of
     December 31, 2001 and 2000 (audited) and September 30, 2002 (unaudited) are attached hereto as Exhibit 99.1.

(b)  Pro Forma Financial Information:
     --------------------------------

     Pro forma combined condensed statement of operations for the year ended July 31, 2002 and the six months ended January 31, 2003 (unaudited) are attached hereto as Exhibit 99.1.

(c)  Exhibits:
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     Exhibit No.    Description
     -----------    -----------
        23.1        Consent of Grant Thornton LLP.

        99.1 Financial statements for ClearBlue Technologies Management, Inc. as of December 31, 2001 and 2000 (audited) and September 30, 2002 (unaudited) (see index to financial statements) and pro forma combined condensed statement of operations for the year ended July 31, 2002 and the six months ended January 31, 2003 (unaudited).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2003                          NAVISITE, INC.


                                              By: /s/ Kevin Lo
                                                  -----------------------------
                                                  Kevin Lo
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
    23.1       Consent of Grant Thornton LLP.

    99.1 Financial statements for ClearBlue Technologies Management, Inc. as of December 31, 2001 and 2000 (audited) and September 30, 2002 (unaudited) (see index to financial statements) and pro forma combined condensed statement of operations for the year ended July 31, 2002 and the six months ended January 31, 2003 (unaudited).